UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported):  May 13, 2005


                           DUANE READE HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


               001-13843                               05-0599589
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          (Commission File Number)            (IRS Employer Identification No.)


              440 NINTH AVENUE
             NEW YORK, NEW YORK                            10001
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  (Address of Principal Executive Offices)               (Zip Code)


                                 (212) 273-5700
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02(a) NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

       (a) On May 13, 2005, the Registrant's management and Audit Committee concluded, after review of pertinent facts and following discussions with the Registrant's independent registered public accounting firm, that the previously issued (i) statements of cash flows for its predecessor company for the first two quarters of 2004 and the fiscal years ended December 27, 2003 and December 28, 2002 and related interim periods, (ii) statements of cash flows of its predecessor company for the periods from December 28, 2003 to July 30, 2004 and from June 27, 2004 to July 30, 2004, (iii) the Registrant's statements of cash flows from July 31, 2004 through December 25, 2004 and from July 31, 2004 through September 25, 2004 and (iv) the Registrant's statements of operations from July 31, 2004 through December 25, 2004 and from July 31, 2004 through September 25, 2004 and the Registrant's balance sheets as of September 25, 2004 and December 25, 2004, in each case of (i)-(iv), should not be relied upon.

Specifically, in addition to previously announced restatements:

1. The Registrant is required to restate the financial statements described in Item (iv) above, to correct the lease accounting to reflect straight-line rent expense (for leases in effect on the July 30, 2004 acquisition date) calculated from the date of the Registrant's acquisition by Oak Hill rather than from the original lease commencement dates as previously recorded, in accordance with the provisions of Statement of Financial Accounting Standard No. 141 "Business Combinations" (This adjusted lease accounting has no impact upon lease maturities, the timing of any lease payments or cash flows from past or future operating activities.); and

2. The Registrant is required to restate the statements of cash flows described in Items (i)-(iii) above, to reflect the classification of revolver loan borrowings and repayments separately on a gross basis as required under Statement of Financial Accounting Standard No. 95 "Statement of Cash Flows," rather than on a net basis, as was the previous practice.

The changes in the Registrant's accounting policies in these respects are reflected in its Quarterly Report on Form 10-Q for the first quarter of its 2005 fiscal year, which is being filed on May 16, 2005. The restatements are reflected in an amended Annual Report on Form 10-K/A for the fiscal year ended December 25, 2004 and an amended Quarterly Report on Form 10-Q/A for the first quarter of our 2004 fiscal year, both of which are being filed with the SEC on May 16, 2005. Amended Quarterly Reports on Form 10-Q/A for the second and third quarters of our 2004 fiscal year will be filed as soon as practicable.

See Item 9A of the Registrant's amended Annual Report on Form 10-K/A for the year ended December 25, 2004 for amended disclosure regarding the existence of material weaknesses in internal control over financial reporting and disclosure. controls and procedures related to the above.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: May 16, 2005

                                              DUANE READE HOLDINGS, INC.


                                              By:    /s/ John K. Henry
                                                     ---------------------------
                                              Name:  John K. Henry
                                              Title: Senior Vice President and
                                                     Chief Financial Officer